FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT (Date of earliest event reported): January 7, 2000

Commission file number 001-14093

                              YOUNG & RUBICAM INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                              13-1493710
           --------                                              ----------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

 285 Madison Avenue, New York, New York                            10017
 --------------------------------------                            -----
(Address of principal executive offices)                         (Zip Code)

                                 (212) 210-3000
              (Registrant's telephone number, including area code)

        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

A press release in the form of Exhibit 1 hereto was issued by Young & Rubicam Inc. on January 7, 2000.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Young & Rubicam Inc.
                              --------------------
                                  (Registrant)

Date:  January 7, 2000
       ---------------

                              /s/ Jacques Tortoroli
                           --------------------------------------------
                               Name: Jacques Tortoroli
                           Title: Senior Vice President, Finance
                              Principal Accounting Officer

EXHIBIT 1.

NEW YORK - January 7, 2000 - Young & Rubicam Inc. (NYSE: YNR) today announced its intention, subject to market and other conditions, to raise approximately $250 million through the sale of convertible subordinated notes. Young & Rubicam will grant the initial purchasers an option to purchase additional notes to cover any over-allotments.

The notes will be convertible, at the option of the holder, into shares of Young & Rubicam's common stock at a conversion price to be determined.

Proceeds from the offering will be used to repay outstanding debt under Young & Rubicam's existing bank credit facilities and to fund operations.

The notes will be sold to qualified institutional investors in a private placement pursuant to Rule 144A under the Securities Act of 1933, as amended. The notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or available exemptions from the registration requirements of the Securities Act.

Young & Rubicam Inc. is a diversified, global marketing and communications organization with integrated services in advertising, database marketing and customer relationship management, perception management and public relations, branding identity consultation and design services, and healthcare communications. Young & Rubicam is comprised of Young & Rubicam Advertising, Dentsu Young & Rubicam, The Bravo Group/Kang & Lee, Wunderman Cato Johnson, KnowledgeBase Marketing, Brand Dialogue, The Media Edge, Burson-Marsteller, Cohn & Wolfe, Landor Associates, Sudler & Hennessey and other related companies.

This announcement contains statements that may be "forward-looking" as defined in the Private Securities Litigation Reform Act of 1995. A variety of factors, including revenues received from clients, gains or losses of clients and client businesses and projects, the level of economic activity in the principal markets in which Young & Rubicam conducts business and other trends affecting the Company's financial condition or results of operations, the impact of competition in the marketing and communications industry, and the Company's liquidity and financing plans could cause Young & Rubicam's actual results to differ materially from anticipated results or other expectations expressed in the Company's forward-looking statements.